Exhibit 10.4

AMALGAMATION AMENDMENT AGREEMENT

THIS AMALGAMATION AMENDMENT AGREEMENT, dated as of May 4, 2020, (the “Amendment”), is entered into by and among Ameri Holdings, Inc. (“Parent”), Jay Pharma Merger Sub, Inc. (“Purchaser”), Jay Pharma Inc. (“Company”), 1236567 B.C. Unlimited Liability Company (“ExchangeCo”), and Barry Kostiner (the “Kostiner” together with Parent, Purchaser, Company, and ExchangeCo each a “Party” and collectively the “Parties”) to amend that certain Amalgamation Agreement dated January 10, 2020 (the “Amalgamation Agreement”).

IN CONSIDERATION of the mutual covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.           The definition of “Parent Stockholder Approval Resolution” set forth in Section 1.1 of the Amalgamation Agreement is hereby deleted and replaced with the following:

“Parent Stockholder Approval Resolution” means the special resolution of the Parent Stockholders approving the Amalgamation, the issuance of Parent Common Stock on exchange of the Consideration Shares, the issuance of Parent Special Voting Preferred Stock to Eligible Holders in accordance with Section 2.8(b), the issuance of the Series B Warrants, the Parent Charter Amendment and the Resulting Issuer Incentive Stock Plan

2.           The following definitions are added to Section 1.1 of the Amalgamation Agreement:

“Series B Warrants” means those certain Series B Warrants to be issued to Noteholder on or immediately prior to the Effective Time pursuant to the terms of this Agreement.

“Series B Warrant Shares” means those certain all Amalco Shares issuable upon any exercise of the Series B Warrants.

3.           The following section is added as a new Section 2.5(i):

In addition to all of the Resulting Issuer Capital Stock and other equity outstanding immediately upon the Closing, the Resulting Issuer, shall issue to the Noteholder, Series B Warrants, in the form annexed hereto as Exhibit D, to acquire 8,100,000 Amalco Shares.  Upon issuance, the Series B Warrant Shares shall be deemed Resulting Issuer Capital Stock granting the holder thereof the same rights and benefits as the holder of the Resulting Issuer Capital Stock.

4.           Section 2.13 of the Amalgamation Agreement is hereby deleted and replaced with the following:

“The shares of Resulting Issuer Capital Stock and any other securities required to be registered under the 1933 Act will be registered under the 1933 Act pursuant to an S-1 Registration Statement, an S-4 Registration Statement, S-3 Registration Statement or a newly filed S-8 Registration Statement.  For the avoidance of doubt, all securities of Parent to be issued pursuant this Agreement shall be covered by the S-4 Registration Statement, except that the resale of Common Shares issuable upon any cash-exercise of the Series A Warrants and cash-exercise of the Series B Warrants will be covered by the S-1 Registration Statement (the “S-1 Registration Statement”) or S-3 Registration Statement (the “S-3 Registration Statement”).”

5.           The Series B Warrants and Series B Warrant Shares will be included in the NASDAQ Listing Application as set forth in Section 3.1 of the Amalgamation Agreement

6.           Section 7.15(a) of the Amalgamation Agreement is hereby deleted and replaced with the following:

(a)          As promptly as reasonably practicable following the date of this Agreement, the Parent shall prepare and file with the SEC a proxy statement to be sent to the stockholders of each of the Parent and the Company relating to the meeting of the stockholders, as applicable, and a Registration Statement on Form S-4 (including a prospectus) (including all amendments thereto, “S-4 Registration Statement”) in connection with the issuance of shares of Resulting Issuer Capital Stock, Resulting Issuer Preferred Stock, Series B Warrants, and Series B Warrant Shares (or a newly filed S-8 Registration Statement, as applicable), of which such proxy statement will form a part (such proxy statement and prospectus constituting a part thereof, the “Proxy Statement/Prospectus”), and each of the Company and the Parent shall, or shall cause their respective Affiliates to, prepare and file with the SEC all other documents to be filed by the Parent with the SEC in connection with the Amalgamation and the other transactions contemplated hereby including the S-1 Registration Statement and S-3 Registration Statement (the “Other Filings”) as required by the 1933 Act or the United States Exchange Act.  For the avoidance of doubt, all shares of Resulting Issuer Preferred Stock held by the Noteholder will be registered on the S-4 Registration Statement.  The Parent and the Company shall cooperate with each other in connection with the preparation of the S-4 Registration Statement, the Proxy Statement/Prospectus and any Other Filings.  Each Party shall as promptly as reasonably practicable notify the other Party of the receipt of any oral or written comments from the staff of the SEC on the S-4 Registration Statement or any Other Filing.  The Parent and the Company shall also use their reasonable commercially reasonable efforts to satisfy prior to the effective date of the S-4 Registration Statement all applicable Securities Laws or “blue sky” notice requirements in connection with the Amalgamation and to consummate the other transactions contemplated hereby.

7.           The following section is added as a new Section 7.15(d):

“The Obligations f the Parent and Company described in Section 7.15 shall apply to the Form S-1 Registration Statement and S-3 Registration Statement, mutatis mutandum.”

8.           The following section is added as a new Section 8.2(j):

(i) Updated Parent Fairness Opinion: The Parent Board shall have received an updated Parent Fairness Opinion of Gemini Partners, Inc., which updated Parent Fairness Opinion shall incorporate the terms of this Amendment.

9.          Parent shall, within four trading days following the entry into this Amalgamation Amendment, file a Current Report on Form 8-K including the Note Amendment and Series B Warrants as exhibits thereto with the SEC.

10.        Except as specifically modified herein the Amalgamation Agreement remains in full force and effect and is incorporated herein.  This Amalgamation Amendment is deemed a part of the Amalgamation Agreement and governed by all the terms therein.

11.        This Amalgamation Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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In witness of whereof the parties have caused this agreement to be duly executed as of the date written above.

PARENT:

AMERI HOLDINGS, INC.

By:
Authorized Signing Officer
Print Name:

PURCHASER:

JAY PHARMA MERGER SUB, INC.

By:
Authorized Signing Officer
Print Name:

COMPANY:

JAY PHARMA INC.

By:
Authorized Signing Officer
Print Name:

EXCHANGECO:

JAY PHARMA EXCHANGECO., INC.

By:
Authorized Signing Officer
Print Name:

PARENT REPRESENTATIVE:

BARRY KOSTINER

Agreed and Consented to:
NOTEHOLDER:

ALPHA CAPITAL ANSTALT

By:
Authorized Signing Officer
Print Name: